                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century  Quantitative
Equity  Funds, Inc. (the  "Registrant") on Form N-CSR for the period ending June
30, 2008 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  August 29, 2008

                                      /s/ Jonathan S. Thomas
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                                      Jonathan S. Thomas
                                      President
                                      (chief executive officer)

                                      /s/ Robert J. Leach
                                      ------------------------------------
                                      Robert J. Leach
                                      Vice President, Treasurer, and
                                      Chief Financial Officer
                                      (chief financial officer)